HIGHLAND FUNDS II

Highland Socially Responsible Equity Fund

Highland Small-Cap Equity Fund

Highland Fixed Income Fund

Highland Total Return Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated June 22, 2020 to:

●	each Fund’s Summary Prospectus, dated January 31, 2020, as supplemented from time to time (collectively, the “Summary Prospectuses”);

●	the Funds’ Statutory Prospectus, dated January 31, 2020, as supplemented from time to time (the “Statutory Prospectus,” and, together with the Summary Prospectuses, the “Prospectuses”); and

●	the Funds’ Statement of Additional Information, dated January 31, 2020, as supplemented from time to time (the “SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

On June 8, 2020, the Funds’ Audit and Qualified Legal Compliance Committee (the “Audit Committee”) informed PriceWaterhouseCoopers, LLP that it had been dismissed, effective June 8, 2020, as the Funds’ independent registered public accounting firm. On June 19, 2020, the Audit Committee recommended, and the Funds’ Board of Trustees approved, the appointment of Cohen & Company as the Funds’ independent registered public accounting firm, effective as of June 19, 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND SAI FOR FUTURE REFERENCE.

HFII-PROS-SUPP-0620